EXHIBIT C-2 TO SENIOR
                                 NOTE AND SENIOR
                           SUBORDINATED NOTE AGREEMENT


         SECURITY AGREEMENT

                  SECURITY AGREEMENT, dated as of September 18, 1996, made by Mrs. Fields' Original Cookies, Inc., a Delaware corporation (with its successors, the "Store Company"), and each subsidiary of the Store Company listed on Schedule A hereto (which Schedule shall be revised from time to time to reflect the addition of any new subsidiaries of the Store Company) (each individually a "Grantor" and collectively, the "Grantors") in favor of The Bank of New York, as collateral agent for the Lenders (the "Collateral Agent"), pursuant to that certain Collateral Agency Agreement of even date herewith, as amended and from time to time in effect.


                                        W I T N E S S E T H :

                  WHEREAS, the Store Company, Chocamerican, Inc., a Delaware corporation, The Prudential Insurance Company of America, a New Jersey mutual insurance company, Principal Mutual Life Insurance Company, an Iowa corporation, Pruco Life Insurance Company, an Arizona corporation, Contrarian Capital Advisors, L.L.C., a Delaware limited liability company, as agent, and Mrs. Fields Inc., a Delaware corporation, are entering into that certain Senior Note and Senior Subordinated Note Agreement, of even date herewith, (said Agreement, as it may be amended or otherwise modified from time to time, being the "Note Agreement"); and

                  WHEREAS, it is a condition precedent to the closing of the transactions contemplated by the Note Agreement that the Store Company shall have entered into this Agreement; and

                  WHEREAS, the Collateral Agent, acting on behalf of and for the ratable benefit of the Lenders, is hereby referred to as the "Secured Party";

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to enter into the Note Agreement, each Grantor hereby agrees with the Secured Party as follows:

                  i. Defined Terms. For purposes of this Agreement, "Majority Lenders" means (i) for so long as any Senior Notes remain outstanding, the Majority Chocamerican Senior Lenders and the Majority MFI Lenders (as each such term is defined in the Note Agreement) and (ii) if none of the Senior Notes remain outstanding, the Majority Senior Subordinated Lenders (as such term is defined in the Note Agreement). Capitalized terms used in this Agreement but not defined herein have the respective meanings assigned to such terms in the Note Agreement. In addition, the following terms used in this Agreement have the meanings specified below (such meanings being equally applicable to both the singular and plural forms of the terms defined):

                  ii. "Account" means, with respect to any Grantor, any "account," as such term is defined in Section 9-106 of the UCC, now owned or hereafter acquired by such Grantor and, in any event, includes, without limitation, (i) all accounts receivable, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments) now owned or hereafter received or acquired by or belonging or owing to such Grantor (including, without limitation, under any trade name, style or division thereof) whether arising out of goods sold or services rendered by such Grantor or from any other transaction, whether or not the same involves the sale of goods or services by such Grantor (including, without limitation, any such obligation which might be characterized as an account under the UCC), (ii) all of such Grantor's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, and all of such Grantor's rights to any goods represented by any of the foregoing (including, without limitation, unpaid seller's rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), and (iii) all moneys due or to become due to such Grantor under all contracts for the sale of goods or the performance of services or both by such Grantor (whether or not yet earned by performance on the part of the Grantor or in connection with any other transaction), now in existence or hereafter occurring, including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and (iv) all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

                  "Account Debtor" means any "account debtor," as such term is defined in Section 9-105(1)(a) of the UCC.

                  "Chattel Paper" means, with respect to any Grantor, any "chattel paper," as such term is defined in Section 9-105(1)(b) of the UCC, now owned or hereafter acquired by such Grantor.

          "Collateral" has the meaning assigned to such term in Section 2 of this Agreement.

                  "Contracts" means, with respect to any Grantor, all contracts, undertakings or other agreements (other than Chattel Paper, Documents or Instruments) in or under which such Grantor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

                  "Documents"   means,   with  respect  to  any   Grantor,   any
         "document," as such term is defined in Section 9-105(1)(f) of the UCC, now owned or hereafter acquired by such Grantor.

                  "Equipment" means, with respect to any Grantor, any "equipment," as such term is defined in Section 9-109(2) of the UCC, now owned or hereafter acquired by such Grantor and, in any event, includes, without limitation, all machinery, equipment, furnishings, fixtures, vehicles, computers and other electronic data processing and office equipment now owned or hereafter acquired by such Grantor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

                  "General Intangibles" means, with respect to any Grantor, any "general intangibles," as such term is defined in Section 9-106 of the UCC, now owned or hereafter acquired by such Grantor and, in any event, includes, without limitation, all customer lists, Trademarks, patents, rights in intellectual property, licenses, permits, Copyrights, Trade Secrets, proprietary or confidential information, inventions (whether patented or patentable or not) and technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill, rights of indemnification and all right, title and interest which such Grantor may now or hereafter have in or under any Contract, now owned or hereafter acquired by such Grantor.

                  "Instrument" means, with respect to any Grantor, any "instrument," as such term is defined in Section 9-105(1)(i) of the UCC, now owned or hereafter acquired by such Grantor, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

                  "Intellectual  Property"  means the following:  (a) trademarks
         (including  service  marks,  designs,   logos,  indicia,  trade  names,
         corporate names, business names, fictitious business names, trade styles and/or other source and/or business identifiers, whether registered or at common law), registrations and applications therefor, including, without limitation, the trademarks and applications listed on Schedule B hereto, purported to be owned by any of the Grantors and used in their respective businesses and the goodwill of the business of any of the Grantors connected therewith and symbolized thereby, along with any and all (i) renewals thereof, (ii) income, royalties, damages and payments now and hereafter due and/or payable to any of the Grantors with respect thereto, including, without limitation, damages and payments for past or future infringements or misappropriation thereof, (iii) rights to sue for past, present and future infringements or misappropriation thereof, and (iv) all other rights corresponding thereto throughout the world (all of the foregoing trademarks, trade names, service marks, registrations and applications thereto, and goodwill, together with the items described in the foregoing clauses
         (i)  through  (iv)  are  sometimes   hereinafter   individually  and/or
         collectively referred to as the "Trademarks"); (b) trade secrets, including, without limitation, all techniques, processes, methods of production and commercialization, training methods, recipes, formulations, specifications and know-how owned by any Grantor and used in their respective businesses which pertain to and are necessary or useful in relation to the composition, production, and sale of products sold pursuant to the business of any Grantor, along with any and all
         (i) income, royalties, damages and payments now and hereafter due and/or payable to any of the Grantors with respect thereto, including, without limitation, damages and payments for past or future infringements and misappropriations thereof, (ii) rights to sue for past, present and future infringements or misappropriations thereof, and (iii) all other rights corresponding thereto throughout the world (all of the foregoing trade secrets, together with the items described in the foregoing clauses (i) through (iii) are sometimes hereinafter individually and/or collectively referred to as the "Trade Secrets"); and (c) copyrights, registrations and applications therefor, including, without limitation, the copyrights listed on Schedule C hereto, along with any and all (i) renewals and extensions thereof, (ii) income, royalties, damages and payments now and hereafter due and/or payable to any of the Grantors with respect thereto, including, without limitation, damages and payments for past or future infringements and misappropriations thereof, (iii) rights to sue for past, present and future infringements or misappropriations thereof, and (iv) all other rights corresponding thereto throughout the world (all of the foregoing copyrights, registrations and applications, together with the items described in the foregoing clauses (i) through (iv) are sometimes hereinafter individually and/or collectively referred to as the "Copyrights").

                  "Inventory" means, with respect to any Grantor, any "inventory," as such term is defined in Section 9-109(4) of the UCC, now owned or hereafter acquired by such Grantor, and wherever located, and, in any event, includes, without limitation, all inventory, merchandise, goods and other personal property now owned or hereafter acquired by such Grantor which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in such Grantor's business, or the processing, packaging, delivery or shipping of the same, and all finished goods.

                  "Permitted Liens" means Liens permitted by Section 9.2 of the Note Agreement existing as of the date hereof or arising hereafter.

                  "Proceeds" means, with respect to any Grantor,  "proceeds," as such term is defined in Section 9-306(1) of the UCC, and, in any event, shall include, without limitation, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to such Grantor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to such Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of Governmental Authority), and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Secured Party's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

                  1.          Grant of Security Interest.

                  3. As collateral security for the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of the Notes and all of the other Obligations, each Grantor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to the Secured Party, and hereby grants to the Secured Party a security interest in all of each Grantor's right, title and interest in, to and under the following, except such of the following as such Grantor is prohibited by law or by any contract or agreement entered into prior to the Closing Date from granting a security interest in (all of which being hereinafter collectively called the "Collateral"):

         (i)              all Accounts;

         (iii)           all Chattel Paper;

         (v) all Contracts and any and all claims of such Grantor for damages arising out of or for breach of or a default under any Contract and the right of such Grantor to perform or to compel performance under any Contract and to exercise all remedies thereunder;

         (i)             all Documents;

         (iii)            all Equipment;

         (v)             all General Intangibles;

         (vii)          all Instruments;

         (ix)          all Inventory;

         (xi)            all Intellectual Property;

         (xiii) all other goods and personal property of such Grantor whether tangible or intangible or whether now owned or hereafter acquired by such Grantor and wherever located; and

         (i) to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing;

provided, however, that the security interest in each Grantor's Intellectual Property and General Intangibles, to the extent that such General Intangibles contain Intellectual Property, created hereunder shall be subject to the rights of licensees or franchisees in such Intellectual Property (whether existing as of the date hereof or arising after the date hereof) to the same extent as each Grantor's are so subject.

          1. Rights of the Secured Party; Limitations on Secured Party's Obligations.

                  (a) It is expressly agreed by each Grantor that, anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Contracts and, following the occurrence and during the continuance of an Event of Default, each Grantor shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract. Neither the Secured Party nor any Lender shall have any obligation or liability under any Contract solely by reason of or arising out of this Agreement or the granting of a security interest in any Contract to the Secured Party or the receipt by the Secured Party or any Lender of any payment relating to any Contract pursuant hereto, nor shall the Secured Party or any Lender be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  (a) Upon the occurrence and during the continuance of an Event of Default, the Secured Party shall have the right to collect any Accounts, Chattel Paper and Instruments of any Grantor. If required by the Secured Party at any time following the occurrence and during the continuance of any Event of Default, any Proceeds, when first collected by any Grantor, received in payment of any Account or in payment for any of its Inventory or on account of any of its Contracts, shall be promptly deposited by such Grantor in the form received (without alteration and with all necessary endorsements) in a special bank account maintained by the Secured Party and subject to withdrawal only by the Secured Party, as hereinafter provided, and until so turned over shall be deemed to be held in trust by such Grantor for and as the Secured Party's property and shall not be commingled with such Grantor's other funds or properties. Such Proceeds, when deposited, shall continue to be collateral security for the Notes and all of the other Obligations and shall not constitute payment thereof until applied as hereinafter provided. The Secured Party shall apply all or a part of the funds on deposit in said special account to the principal of and/or interest on the Notes in accordance with the provisions of Section 8(d) hereof and any part of such funds which the Secured Party elects not so to apply and deems not required as collateral security for the Notes or any of the other Obligations shall be paid over from time to time by the Secured Party to each Grantor. At any time following the occurrence and during the continuance of an Event of Default, at the request of the Secured Party, each Grantor shall deliver to the Secured Party any or all original and other documents evidencing, and relating to, the sale and delivery of Inventory or the performance of labor or service which created any or all Accounts, including, without limitation, all original orders, invoices and shipping receipts; and, prior to or following the occurrence or during the continuance of an Event of Default such Grantor shall deliver photocopies thereof to the Secured Party at its request.

                  (c) The Secured Party may, but shall not be obligated to, at any time following the occurrence and during the continuance of an Event of Default, after first notifying any Grantor of its intention to do so, notify Account Debtors of such Grantor, parties to Contracts of such Grantor, obligors of Instruments of such Grantor and obligors in respect of Chattel Paper of such Grantor that the Accounts and the right, title and interest of such Grantor in and under such Contracts, such Instruments and such Chattel Paper have been assigned to the Secured Party and that payments shall be made directly to the Secured Party. Upon the request of the Secured Party following the occurrence and during the continuance of an Event of Default, each Grantor will so notify such Account Debtors, parties to such Contracts, obligors of such Instruments and obligors in respect of such Chattel Paper. At any time following the occurrence and during the continuance of an Event of Default, the Secured Party may, but shall not be obligated to, in its own name or in the name of others communicate with such Account Debtors, parties to such Contracts, obligors of such Instruments and obligors in respect of such Chattel Paper to verify with such Persons to the Secured Party's satisfaction the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper.

                  (e) Upon prior notice to any Grantor (unless an Event of Default has occurred and is continuing, in which case no notice is necessary), the Secured Party shall have the right, but not the obligation, during regular business hours of Grantor (unless an Event of Default has occurred and is continuing, in which case such right is exercisable at any time), to make test verifications of the Accounts and physical verifications of the Inventory in any manner and through any medium that it reasonably considers advisable, and each Grantor agrees to furnish all such assistance and information as the Secured Party may reasonably require in connection therewith. If an Event of Default has occurred and is continuing, each Grantor shall, at its own expense cause certified independent public accountants satisfactory to the Secured Party to prepare and deliver to the Secured Party, at any time and from time to time promptly upon the Secured Party's request, the following reports: (i) a reconciliation of all its Accounts, (ii) an aging of all its Accounts, (iii) trial balances, and (iv) a test verification of such Accounts as the Secured Party may reasonably request. Each Grantor, at its own expense, will cause certified independent public accountants satisfactory to the Secured Party to prepare and deliver to the Secured Party the results of the annual physical verification of its Inventory made or observed by such accountants.

                  2.          Representations and Warranties.

                    (a) The Store Company hereby represents and warrants to the Lenders as follows:

                  (i) The Store Company is a corporation duly incorporated, validly existing and in good standing in Delaware. The Store Company's principal place of business and the place where its records concerning the Collateral are kept is located in Utah.

                  (i) The  execution,  delivery  and  performance  by the  Store
         Company of this Agreement are within the Store Company's corporate powers, have been duly authorized by all necessary corporate action and do not contravene the Store Company's restated certificate of incorporation or by-laws.

                  (i) No consent, authorization, approval or other action by, and no notice to or filing with, any Governmental Authority in the
         United States is required for the due execution, delivery and performance by the Store Company of this Agreement (other than routine filings of UCC financing and continuation statements and filings with the U.S.
         Patent and Trademark and Copyright Offices).

                  (i) This Agreement has been duly executed and delivered by the Store Company and is the legal, valid and binding obligation of the Store Company, enforceable against the Store Company in accordance with its terms, but subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and to general principles of equity.

                    (a) Each Grantor hereby represents and warrants to the Lenders as follows:

                  (i) Assuming each Grantor other than the Store Company is duly organized and validly existing under the laws of its jurisdiction of organization, upon the filing of appropriate financing statements or other documents evidencing the security interest created hereby in the jurisdictions listed on Schedule D hereto, this Agreement will be effective to create a valid and continuing Lien on each Grantor's rights in the Collateral, the perfection of which is governed by the Uniform Commercial Code as in effect in such jurisdictions, and prior to all other Liens except Permitted Liens and any other Lien created prior to the date hereof; provided, however, that each Grantor makes no representations or warranties with respect to the nature or extent of its rights in any of the Collateral or the creation of any Lien with respect to Collateral located outside of the United States including, without limitation, Intellectual Property.

                  1.          Covenants.

                  2. Each Grantor covenants and agrees with the Secured Party and the Lenders that from and after the date of this Agreement and until the Notes have been paid in full and all of the other Obligations have been fully satisfied:

                  (a) Further Documentation; Pledge of Instruments. At any time and from time to time, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver any and all such further instruments and documents including, without limitation, the Trademark Security Agreement and the Copyright Security Agreement, substantially in the form attached hereto as Exhibit A and Exhibit B, respectively, and take such further action as shall be necessary or as the Secured Party may reasonably deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to the Secured Party of any Contract held by such Grantor or in which such Grantor has any rights not heretofore assigned, the filing of any financing or continuation statements or amendments thereto under the UCC in the jurisdictions indicated on Schedule D hereto with respect to the Liens and security interests granted hereby, transferring Collateral to the Secured Party's possession (if a security interest in such Collateral can be perfected by possession) and placing the interest of the Secured Party as lienholder on the certificate of title of any vehicle and recording the Secured Party's security interest in any Grantor's after-acquired Intellectual Property. Such Grantor also hereby authorizes the Secured Party to file any such financing or continuation statement without the signature of such Grantor to the extent permitted by applicable law. If any of the Collateral should be or become evidenced by any Instrument, such Grantor agrees to pledge such Instrument to the Secured Party and shall duly endorse such Instrument and deliver the same to the third party, other than checks processed by such Grantor in the ordinary course of business.

                  (c) Maintenance of Records. Such Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral, consistent with its recordkeeping practices as in effect on the date hereof. All Chattel Paper will be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of The Bank of New York, as the Collateral Agent." If requested by the Secured Party, the security interest of the Secured Party shall be noted on the certificate of title of each vehicle. For the Secured Party's and the Beneficiaries' further security, such Grantor agrees that the Secured Party and the Beneficiaries shall have a special property interest in all of such Grantor's books and records pertaining to the Collateral and, following the occurrence and during the continuance of any Event of Default, such Grantor shall deliver and turn over any such books and records to the Secured Party or to its representatives at any time on demand of the Secured Party. Prior to the occurrence of an Event of Default and upon reasonable notice from the Secured Party, such Grantor shall permit any representative of the Secured Party to inspect such books and records and will provide photocopies thereof to the Secured Party.

                  (e) Indemnification. In any suit, proceeding or action brought by the Secured Party relating to any Account, Chattel Paper, Contract, General Intangible or Instrument for any sum owing thereunder, or to enforce any provision of any Account, Chattel Paper, Contract, General Intangible or
Instrument, such Grantor will save, indemnify and keep the Secured Party harmless from and against all claims, damages, losses, liabilities and expenses (including, without limitation, fees and disbursements of counsel selected by the Secured Party, including those incurred upon any appeal) suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, Indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Grantor, and all such obligations of such Grantor shall be and remain enforceable against and only against such Grantor and shall not be enforceable against the Secured Party or the Lenders.

                  (f) Compliance with Laws, Etc. Such Grantor will comply with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority or arbitrator applicable to the Collateral or any part thereof or to the operation of such Grantor's business, the noncompliance with which, individually or in the aggregate, would or would be reasonably likely to materially adversely affect the business, condition (financial or other), assets, properties or operations of any of the Store Company and the Grantors taken as a whole; provided, however, that such Grantor may contest the requirement of any applicable law, rule, regulation or order in any reasonable manner which shall not, in the sole opinion of the Secured Party, adversely affect the Secured Party's rights hereunder or adversely affect the first priority of its Lien on and security interest in the Collateral, subject only to Permitted Liens.

                  (h) Payment of Obligations. Such Grantor will pay, before the same shall become delinquent and before any penalty or interest accrues thereon, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom and all claims of any kind (including, without limitation, claims for labor, materials and supplies), except that no such item need be paid if (i) such non-payment does not involve any danger of the sale, forfeiture or loss of any of the Collateral or any interest therein which, individually or in the aggregate, would or would be reasonably likely to materially adversely affect the business, condition (financial or other), assets, properties or operations of any of the Store Company and the Grantors taken as a whole, and (ii) such charge is adequately reserved against in accordance with and to the extent required by GAAP.

                  (j) Compliance with Terms of Accounts, Etc. Following the occurrence and during the continuance of an Event of Default, such Grantor will comply with and perform all of its obligations, covenants, conditions and agreements with respect to any Account or Chattel Paper.

                  (l) Limitation on Liens on Collateral. Such Grantor will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens, and will defend the right, title and interest of the Secured Party and the Lenders in and to any of such Grantor's rights under the Chattel Paper, Contracts, Documents, Intellectual Property, General Intangibles and Instruments and to the Equipment and Inventory and in and to the Proceeds thereof against the claims and demands of all Persons whomsoever other than holders of Permitted Liens.

                  (n) Limitations on Modifications of Accounts. Following the occurrence and during the continuance of any Event of Default, such Grantor will not, without the Secured Party's prior written consent, grant any extension of the time of payment of any of the Accounts, Chattel Paper or Instruments, or compromise, compound or settle the same for less than the full amount thereof, or release, wholly or partly, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

                  (p) Maintenance of Insurance. Such Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring its Inventory and Equipment against casualties and (ii) insuring such Grantor against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business, naming the Secured Party as an additional insured. Any amounts payable under any of such Grantor's insurance policies for any loss shall be paid directly to such Grantor to be used by such Grantor to repair and restore the property which was the subject of the claim; provided that, for so long as an Event of Default has occurred and is continuing any amounts payable under such Grantor's insurance policies shall be paid directly to the Secured Party to be used by such Grantor to repair and restore the property which was the subject of the claim. Such Grantor shall, if requested by the Secured Party, deliver to the Secured Party, as often as the Secured Party may reasonably request, a report of its insurance broker with respect to the insurance on its Inventory and Equipment. All insurance with respect to the Inventory and Equipment shall (i) contain a clause which provides that the Secured Party's interest under the policy will not be invalidated by any act or omission of, or any breach of warranty by, the insured, or by any change in the title, ownership or possession of the insured property, or by the use of the property for purposes more hazardous than is permitted in the policy, and (ii) provide that no cancellation, reduction in amount or change in coverage thereof shall be effective until at least ten days after receipt by the Secured Party of written notice thereof.

                  (r) Limitations on Disposition. Such Grantor will not sell, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so, except as permitted by the Note Agreement. In connection with any franchising or other disposition of a store permitted by the Note Agreement, the Collateral Agent hereby releases, without any further action, all of its right, title and interest in and to any portion of the Collateral consisting of tangible assets then located on the premises of such store effective as of the effective date of any agreement pursuant to which any such store is sold, franchised or otherwise disposed of. The Collateral Agent agrees to execute such documents or instruments (including, without limitation, UCC-3 termination statements or UCC-3 releases) as a Grantor may request in order to evidence or effectuate the provisions of this Section 5(j).

                  (t) Further Identification of Collateral. Such Grantor will, if so requested by the Secured Party, furnish to the Secured Party, as often as the Secured Party reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request (without imposing any undue burden on such Grantor), all in reasonable detail.

                  (v) Right of Inspection. Subject to the provisions of Article V of the Collateral Agency Agreement, upon reasonable notice to such Grantor (unless an Event of Default has occurred and is continuing, in which case no notice is necessary), the Secured Party shall at all times have full and free access during normal business hours to all the books and records and correspondence of such Grantor, and the Secured Party or its representatives may examine the same, take extracts therefrom and make photocopies thereof; provided, however, that the expenses incurred by the Secured Party in connection with the foregoing shall be borne by the Lenders unless an Event of Default has occurred and is continuing, in which case such expenses shall be borne by such Grantor. Upon reasonable notice to such Grantor (unless an Event of Default has occurred and is continuing, in which case no notice is necessary), the Secured Party and its representatives shall also have the right to enter into and upon any premises where any of the Equipment or Inventory is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

                  (x) Maintenance of Equipment. Such Grantor will, to the extent reasonably prudent, maintain or cause to be maintained in good repair, working order and condition the Equipment and from time to time, to the extent reasonably prudent, will make or cause to be made all appropriate repairs, renewals, replacements or disposals thereof.

                  (z) Continuous Perfection. Such Grantor will not change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of Section 9-402(7) of the UCC (or any other then applicable provision of the UCC) unless such Grantor shall have given the Secured Party at least 30 days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Secured Party to amend such financing statement or continuation statement so that it is not seriously misleading. Such Grantor will not change its principal place of business or remove its records unless it gives the Secured Party at least 30 days' prior written notice thereof and has taken such action as is necessary to cause the security interest of the Secured Party in the Collateral to continue to be perfected.

                  (bb)        New Intellectual Property.

                  (i) If, at any time before the Notes or the other  Obligations shall have been paid in full, such Grantor shall (A) obtain any rights to or interests in any new inventions whether or not patentable, patents, patent applications or any reissue, divisions, continuations, renewal, extension or continuation-in-part of any patent or improvement of any patent, trademarks, trade names, service marks, and registrations or applications for registration thereof, trade secrets, copyrights and registrations or applications for registration thereof, or licenses, or (B) become entitled to the benefit of any patent or patent or trademark application, or any reissue, divisions, continuations, renewal, extension, or continuation-in-part of any patent or any improvement of any patent, trademark or trademark registration or renewal, trade secret, license or license renewal, copyright or copyright registration or renewal (collectively, "New Intellectual Property"), such Grantor covenants and agrees to prepare, execute and record with all appropriate federal, state and/or local offices and authorities an amendment to this Agreement adding such New Intellectual Property to the Collateral, in form and substance reasonably satisfactory to the Majority Lenders and, as soon as received, deliver to the Secured Party reasonable proof that such amended Agreement has been duly recorded and that a security interest in favor of the Secured Party in such New Intellectual Property has been granted.

                  (i) Each Grantor covenants and agrees that from and after the date hereof and until the obligations shall have been paid in full, such Grantor shall promptly amend this Agreement by amending Schedule B or C, as applicable, to include such New Intellectual Property.

                  (a) No Material Adverse Action. No Grantor shall take or fail to take any action which would have a material adverse effect on the enforceability of the Secured Party's interest in the Intellectual Property, or the value, in the aggregate, of the Intellectual Property.

                  (c) New Subsidiaries. The Store Company agrees that if it shall, in the future, form or acquire, directly or indirectly, any Subsidiaries that are formed in the United States, such Subsidiaries shall become parties to this Agreement, and the Store Company shall cause such Subsidiary to execute and deliver to the Secured Party any documents that the Secured Party requests, evidencing such Subsidiary's agreement to be bound by the terms and conditions of this Agreement.

               2.   The Secured Party's Appointment as Attorney-in-Fact.

                  (a) Each Grantor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time in the Secured Party's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which the Secured Party may deem necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Secured Party the power and right, on behalf of such Grantor, without notice to or assent by such Grantor to do the following:

                  (i) to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of such Grantor or in its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

                  (i) to pay or discharge taxes, Liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                  (i) (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to the Secured Party or as the Secured Party shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other Documents constituting or relating to the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; (G) to license or, to the extent permitted by an applicable license, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any patent or trademark, throughout the world for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its sole discretion determine; and (H) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Secured Party reasonably deems necessary to protect, preserve or realize upon the Collateral and the Secured Party's and the Lenders' Lien therein, in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

                  (a) The Secured Party agrees that, unless it receives actual notice that an Event of Default has occurred and is continuing, it will forbear from exercising the power of attorney or any rights granted to the Secured Party pursuant to this Section 6. Each Grantor hereby ratifies, to the extent permitted by law, all that any said attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 6, being coupled with an interest, shall be irrevocable until the Notes and the other Obligations are indefeasibly paid in full.

                  (c) The powers conferred on the Secured Party hereunder are solely to protect the Secured Party's and the Lenders' interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to such Grantor for any act or failure to act, except for the gross negligence or willful misconduct of it or of such officers, directors, employees or agents.

                  (e) Such Grantor also authorizes the Secured Party, at any time and from time to time following the occurrence and during the continuance of an Event of Default, (i) to communicate in such Grantor's own name with any party to any Contract with regard to the assignment of the right, title and interest of such Grantor in and under the Contracts hereunder and other matters relating thereto and (ii) to execute, in connection with the sale provided for in Section 8 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

     2.  Performance by the Secured Party of Such Grantor's  Obligations.

     3. If any Grantor fails to perform or comply with any of its agreements contained herein and the Secured Party, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of the Secured Party and its agents incurred in connection with such performance or compliance, together with interest thereon at the highest rate then in effect in respect of the Notes, shall be payable by such Grantor to the Secured Party on demand and shall constitute Obligations secured hereby.

                  1.       Remedies, Rights Upon an Event of Default.

                  (a) If any Event of Default shall occur and be continuing, the Secured Party shall, at the request of the Majority Lenders, or may with the consent of the Majority Lenders, exercise in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Notes or the other Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event the Secured Party, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase or sell, or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or any of the Secured Party's offices or elsewhere at such prices as it may in its sole discretion elect, for cash or on credit or for future delivery without assumption of any credit risk. The Secured Party or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase, by bidding in its debt or otherwise, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption such Grantor hereby releases. Each Grantor further agrees, at the Secured Party's request to assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall reasonably select, whether at such Grantor's premises or elsewhere. The Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale as provided in Section 8(d) hereof, with such Grantor remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by the Secured Party of any other amount required by any provision of law, including Section 9-504(1)(c) of the UCC, need the Secured Party account for the surplus, if any, such Grantor. To the maximum extent permitted by applicable law, such Grantor waives all claims, damages, and demands against the Secured Party or the Lenders arising out of the repossession, retention or sale of the Collateral. Each Grantor agrees that the Secured Party need not give more than ten days' notice of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Such Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Secured Party is entitled, such Grantor also being liable for the fees and expenses of any attorneys employed by the Secured Party or the Lenders to collect such deficiency.

                  (a) Each Grantor also agrees to pay all costs of the Secured Party and the Lenders including, without limitation, attorneys' fees and disbursements, incurred in connection with the enforcement of any of its rights and remedies hereunder.

                  (c) Each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.

                  (e) The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by the Secured Party as provided in Section 4.2 of the Collateral Agency Agreement.

                  2. Limitation on the Secured Party's Duty in Respect of Collateral.

                  4. Other than as may be specifically provided in the Collateral Agency Agreement, the Secured Party shall not have any duty as to any Collateral in its possession or control or in the possession or control of its agents or nominees or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that the Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. Upon request of any Grantor, the Secured Party shall account for any moneys received by it in respect of any foreclosure on or disposition of the Collateral.

                  6.       Notices.

                  8. All notices and other communications provided for hereunder shall be given or made by telecopy, first class mail, overnight delivery, or personal delivery, if to any Grantor, addressed to it at c/o Capricorn Investors II, L.P., 30 East Elm Street, Greenwich, Connecticut 06830, Attention: Herbert
S. Winokur, Jr., with a copy to Randall H. Doud, Esq., Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, New York, New York 10022, and if to the Secured Party, addressed to it at The Bank of New York, 101 Barclay Street, Floor 21 West, New York, New York 10286, Attention: Corporate Trust Trustee Administration, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party given in accordance with this Section 10. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt and the provision immediately thereafter of a copy by first class mail, overnight delivery or personal delivery or, in the case of a mailed notice, when duly deposited in the U.S. mails, first class postage prepaid, in each case given or addressed as aforesaid.

                  10.      Amendments, Etc.

                  12. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be in writing, approved by the Majority Lenders and signed by the Secured Party, and then any such waiver or consent shall only be effective in the specific instance and for the specific purpose for which given.

                  14.      No Waiver; Remedies.

                  16. (a) No failure on the part of the Secured Party to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative, may be exercised singly or concurrently, and are not exclusive of any remedies provided by law, any of the other Security Documents or the Note Agreement.

                  18. (b) Failure by the Secured Party at any time or times hereafter to require strict performance by any Grantor or any other Person of any of the provisions, warranties, terms or conditions contained in any of the Security Documents now or at any time or times hereafter executed by any Grantor or any such other Person and delivered to any of the Secured Party shall not waive, affect or diminish any right of the Secured Party at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any course of conduct or knowledge of the Secured Party, or any agent, officer or employee of such Secured Party.

                  1.       Successors and Assigns.

                  2. This Agreement and all obligations of each Grantor hereunder shall be binding upon the successors and assigns of each Grantor, and shall, together with the rights and remedies of the Secured Party hereunder, inure to the benefit of the Secured Party, the Lenders and their respective successors and assigns.

                  1.       Governing Law.

                  3. This Agreement shall be governed by, and be construed and interpreted in accordance with, the law of the State of New York, without regard to principles of conflicts of laws. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity and without invalidating the remaining provisions of this Agreement.

                  5.       Consent to Jurisdiction.

                  7. Courts within the State of New York shall, to the extent permitted by applicable law, have nonexclusive jurisdiction over any and all disputes arising under or pertaining to this Agreement and all obligations of each Grantor hereunder. In any and all such disputes, the Store Company and each Grantor, hereby irrevocably consent to the nonexclusive jurisdiction of all courts within the State of New York and the service of process of any of the aforesaid courts by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Store Company or such Grantor at its address provided herein, and venue in any such dispute shall, to the extent permitted by applicable law, be proper in New York County or the Southern District of New York.

                  9.       Section Titles.

                  11. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

                  IN WITNESS WHEREOF, Each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer on the date first above written.

                                            MRS. FIELDS' ORIGINAL COOKIES, INC.

                                            By:/s/Herbert S. Winokur
                                               Name:Herbert S. Winokur
                                               Title:President

                                            MRS. FIELDS COOKIES AUSTRALIA


                                            By:/s/Herbert S. Winokur
                                               Name:Herbert S. Winokur
                                               Title:President


                                            FAIRFIELD FOODS INC.


                                            By:/s/Herbert S. Winour
                                               Name:Herbert S. Winokur
                                               Title:President

Accepted and acknowledged by:

THE BANK OF NEW YORK,
  AS COLLATERAL AGENT


By:/s/Bryon Merino
   Name:Bryon Merino
   Title:Assistant Treasurer

                                   SCHEDULE A
                              TO SECURITY AGREEMENT

                                    GRANTORS

Mrs. Fields' Original Cookies, Inc.

Mrs. Fields Cookies Australia

Fairfield Foods Inc.

                                   SCHEDULE C
                                       TO
                               SECURITY AGREEMENT

                                   COPYRIGHTS


                                      None

                                   SCHEDULE D
                              TO SECURITY AGREEMENT

                                     FILINGS